UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2012

MobileBits Holdings Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53953	26-3033276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11835 W. Olympic Blvd. Suite 855 Los Angeles, CA 90064
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (941) 309-5356

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

Resignation of Officer and Director

On August 1, 2012, Majid Abai submitted a resignation letter pursuant to which he resigned as a director and Chief Executive Officer of MobileBits Holdings Corporation (the “Company”).  Mr. Abai also resigned as Chief Executive Officer and director of our two wholly-owned subsidiaries, MobileBits Corporation and Pringo, Inc.  Mr. Abai’s resignation was not the result of any disagreement with us on any matter relating to our operations, policies (including accounting or financial policies) or practices. A copy of Mr. Abai’s resignations are attached hereto as Exhibit 99.1

Appointment of New Principal Executive Officer

Commencing August 1, 2012, Walter Kostiuk is acting as the Company’s new principal executive officer.

Walter Kostiuk, 45

Mr. Kostiuk has been our President, Chief Strategy Officer, and Chairman of the Board of Directors since December 2011.  From January 2010 to November 2011, Mr. Kostiuk served as our Chief Executive Officer and sole Director. From March 2009 to January 2010, Mr. Kostiuk served as Chief Executive Officer and sole Director of MobileBits Corporation, our wholly-owned subsidiary.  From 2007 to 2008, Mr. Kostiuk held an executive leadership role at Expert System SpA, where he was directly responsible for the mobile enterprise search strategy and business.  From 2005 to 2007, Mr. Kostiuk was the Vice President of Global Business Development at AskMeNow, a provider of a human-based mobile question & answer search solution, From 1999 to 2005 Mr. Kostiuk held a senior leadership position at Research In Motion, makers of the BlackBerry smartphones.

Qualifications: Mr. Kostiuk brings 17 years of experience in the wireless, web and mobile applications industries; participating in both high growth and early-stage technology companies. He has founded both venture capital & investment banker backed companies as well as participated in very high growth mobile technology companies.

Family Relationships

There are no family relationships between our directors and officers.

Employment Agreement with Walter Kostiuk

On December 2, 2011, the Company and Walter Kostiuk entered into an Employment Agreement to employ Mr. Kostiuk as the Company’s President and Chief Strategy Officer. A copy of which was filed as Exhibit 10.2 to the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 7, 2011 and is incorporated herein by reference.

Director Agreement with Walter Kostiuk (employee director)

On December 6, 2011, Walter Kostiuk entered into a Director Agreement with the Company, and its two wholly-owned subsidiaries, Pringo and MobileBits Corporation. A copy of which was filed as Exhibit 10.4 to the Form 8-K filed with the SEC on December 7, 2011 and is incorporated herein by reference.

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit
Number	Description

99.1	Resignation Letters, dated August 1, 2012, of Majid Abai.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILEBITS HOLDINGS CORPORATION

Date: August 7, 2012	By:	/s/ Walter Kostiuk
Walter Kostiuk
President